BB&T FUNDS

BB&T Mid Cap Growth Fund and
BB&T Mid Cap Value Fund

AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization, having been approved by the Board of Trustees of BB&T Funds, is made as of December 16, 2009 between BB&T Funds, on behalf of its series BB&T Mid Cap Growth Fund and BB&T Mid Cap Value
Fund, and Sterling Capital Management LLC ("Sterling") (the
"Plan"). The capitalized terms used herein shall have the meaning ascribed to them in this Plan.

1.   Overview of Plan of Reorganization.

    (a) BB&T Mid Cap Growth Fund ("Mid Cap Growth Fund") will sell, assign, convey, transfer and deliver to BB&T Mid
Cap Value Fund ("Mid Cap Value Fund"), and Mid Cap Value
Fund will acquire, on the Exchange Date (as defined in Section 7 of this Plan), all of the properties and assets existing at the Valuation Time (as defined in Section 4 of this Plan) in Mid Cap Growth Fund, subject to liabilities.

    In consideration therefor, Mid Cap Value Fund shall, on the Exchange Date, assume all of the liabilities of Mid Cap
Growth Fund existing at the Valuation Time and transfer to Mid Cap Growth Fund a number of full and fractional units of beneficial interest ("Shares") (such Shares being Institutional, Class A, Class B or Class C Shares) of Mid
Cap Value Fund having an aggregate net asset value equal to the value of the assets of Mid Cap Growth Fund transferred to Mid Cap Value Fund on such date less the value of all of the liabilities of Mid Cap Growth Fund assumed by Mid Cap
Value Fund on that date. It is intended that the reorganization described in this Plan shall be a tax-free reorganization under Section 368 of the Internal Revenue
Code of 1986, as amended (the "Code").

    (b) Upon consummation of the transaction described in paragraph 1(a) of this Plan, Mid Cap Growth Fund in complete liquidation shall distribute to its respective shareholders of record as of the Exchange Date the Mid Cap
Value Fund Shares received by it, each shareholder being entitled to receive that number of such Mid Cap Value
Fund Shares equal to the total of (i) the proportion which the number of Shares of Mid Cap Growth Fund held by such shareholder bears to the number of such Shares of Mid Cap
Growth Fund outstanding on such date multiplied by (ii) the total number of Mid Cap Value Fund Shares received by the Mid Cap Growth Fund, as of the Exchange Date. Mid Cap
Growth Fund shareholders of record holding Institutional, Class A, Class B or Class C Shares will receive
Institutional, Class A, Class B or Class C Shares, respectively, of Mid Cap Value Fund.

2.   Representations and Warranties of BB&T Funds.  Each of
BB&T Funds, Mid Cap Value Fund and Mid Cap Growth Fund warrant to and agree that:

    (a) BB&T Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Plan. Each of BB&T Funds, Mid Cap Growth Fund and Mid Cap Value Fund is not required to qualify as a foreign association in any jurisdiction. Each of BB&T Funds, Mid Cap Growth Fund and
Mid Cap Value Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on business as now being conducted and to fulfill the terms of this Plan, except as set forth in
Section 2(k).

    (b) BB&T Funds is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of investments (indicating their market values) for each of Mid Cap Growth Fund and Mid Cap Value Fund for the fiscal year ended September 30, 2009, fairly present the financial position of each of Mid Cap Growth Fund and Mid Cap Value Fund as of such date, and said statements of operations and changes in net assets and financial highlights fairly reflect the results of operations, changes in net assets and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles.

    (d) The prospectuses of each of Mid Cap Growth Fund and
Mid Cap Value Fund dated February 1, 2009, as amended, as filed with the Securities and Exchange Commission (the
"Commission") (the "Prospectuses") and the Statement of
Additional Information for BB&T Funds, dated February 1,
2009, as amended (the "Statement of Additional
Information"), as filed with the Commission, did not as of such date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Exchange Date, the Prospectuses and Statement of Additional Information then in effect will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund, overtly threatened against BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund, which assert liability on the part of BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund.

    (f) There are no material contracts outstanding to which BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund is a party, other than as disclosed in the currently effective BB&T Funds registration statement on Form N-1A (which includes the Prospectuses, Statement of Additional Information and Part C of Form N-1A), or in the registration statement on Form N-14 of BB&T Funds on behalf of Mid Cap Value Fund (which contains the prospectus of Mid Cap Value Fund and the proxy statement of Mid Cap Growth Fund relating to the transactions described herein, the "Registration Statement").

    (g) Mid Cap Growth Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of September 30, 2009, referred to above and those incurred in the ordinary course of the business of BB&T Funds as an investment company or Mid Cap Growth Fund since such date.
Prior to the Exchange Date, Mid Cap Growth Fund will advise
Mid Cap Value Fund of all known material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

    (h) BB&T Funds and each of Mid Cap Growth Fund and Mid
Cap Value Fund have filed all federal and other tax returns which have been required to be filed by Mid Cap Growth Fund or Mid Cap Value Fund, respectively, and have paid or will pay all federal and other taxes shown to be due on such returns or on any assessments received by Mid Cap Growth
Fund or Mid Cap Value Fund, respectively. Each of Mid Cap
Growth Fund and Mid Cap Value Fund (i) has adequately provided for all tax liabilities on its books, (ii) has not had any tax deficiency or liability asserted against it, or question with respect thereto raised, and (iii) is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    (i) As used in this Plan, the term "Investments" shall mean the Mid Cap Growth Fund's investments shown on the schedule of its portfolio investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes as BB&T Funds or the Mid Cap Growth Fund shall make after September 30, 2009, which changes shall be disclosed to BB&T Funds and the Mid Cap Value Fund, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions.

    (j) Each of Mid Cap Growth Fund and Mid Cap Value Fund has elected to qualify and has qualified as, and has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of
Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to so qualify and meet such requirements at all times through the Exchange Date. Neither Mid Cap Growth Fund nor Mid Cap
Value Fund has at any time since its inception been liable
(nor is it now liable) for any material income or excise tax pursuant to Section 852 or 4982 of the Code. Each of Mid Cap Growth Fund and Mid Cap Value Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

    (k) No consent, approval, authorization or order of any governmental authority is required for the consummation by BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund of the transaction contemplated by this Plan, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of
1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws or the Hart-Scott-Rodino
Antitrust Improvements Act of 1976.

    (l) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 2(i), BB&T Funds on behalf of Mid Cap Value Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of Mid Cap Growth Fund to be transferred to Mid Cap Value Fund pursuant to this Plan.

    (m) As of the effective date of the Registration
Statement, the Registration Statement: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information furnished by Mid Cap Growth
Fund or Mid Cap Value Fund for use in the Registration
Statement.

    (n) Mid Cap Value Fund Shares to be issued to shareholders of Mid Cap Growth Fund have been duly authorized and, when issued and delivered pursuant to this Plan and the Registration Statement, will be legally and validly issued and will be fully paid and nonassessable by BB&T Funds and no shareholder of BB&T Funds will have any preemptive right of subscription or purchase in respect thereof.

    (o) The issuance of Mid Cap Value Fund Shares pursuant to this Plan will be in compliance with all applicable federal and state securities laws.

3. Reorganization. (a) Subject to the requisite approval of the shareholders of Mid Cap Growth Fund (in respect of the Mid Cap Growth Fund Reorganization, as hereafter defined) and to the other terms and conditions contained herein (including Mid Cap Growth Fund's obligation described in Section 9(j) hereof to distribute to its respective shareholders all of its undistributed investment company taxable income (as defined in Section 852 of the Code), if any, and net capital gain (as defined in
Section 1222 of the Code)), Mid Cap Growth Fund will agree to sell, assign, convey, transfer and deliver to Mid Cap Value Fund, and Mid Cap Value Fund will agree to acquire from Mid Cap Growth Fund, on the Exchange Date all of the Investments and all of the cash and other assets of Mid Cap Growth Fund, subject to liabilities, in exchange for that number of Shares of Mid Cap Value Fund provided for in
Section 4 and the assumption by Mid Cap Value Fund of all of the liabilities of Mid Cap Growth Fund. Pursuant to this Plan, Mid Cap Growth Fund will, as soon as practicable after the Exchange Date, distribute in liquidation all of the Mid Cap Value Fund Shares received by it to its shareholders in exchange for their respective Shares of Mid Cap Growth Fund.

    (b) BB&T Funds, on behalf of Mid Cap Growth Fund, will pay or cause to be paid to Mid Cap Value Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to Mid Cap Value Fund hereunder. BB&T Funds, on behalf of Mid Cap
Growth Fund, will transfer to Mid Cap Value Fund any rights, stock dividends, or other securities received by Mid Cap Growth Fund after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends, and other securities shall be deemed included in the assets transferred to Mid Cap Value Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Mid Cap Growth Fund acquired by Mid Cap Value Fund.

4. Exchange Date; Valuation Time. On the Exchange Date, Mid Cap Value Fund will deliver to Mid Cap Growth Fund a number of Mid Cap Value Fund Shares having an aggregate net asset value equal to the value of the assets attributable to each corresponding class of Shares of Mid Cap Growth
Fund acquired by Mid Cap Value Fund, less the value of the liabilities of Mid Cap Growth Fund assumed, determined as hereafter provided in this Section 4.

    (a) Subject to Section 4(d) hereof, the value of Mid Cap Growth Fund's net assets will be computed as of the Valuation Time using the valuation procedures for Mid Cap Value Fund set forth in the Prospectuses and the Statement of Additional Information. In no event shall the same security held by the Mid Cap Growth Fund and another series of BB&T Funds be valued at different prices.

    (b) Subject to Section 4(d) hereof, the net asset value of a Share of Mid Cap Value Fund will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Prospectuses and the Statement of Additional Information for Mid Cap Value Fund.

    (c) Subject to Section 4(d), the Valuation Time shall be
4:00 p.m. Eastern Standard time on January 29, 2010, or such earlier or later days as may be established by the proper officers of BB&T Funds (the "Valuation Time").

    (d) No formula will be used to adjust the net asset value of Mid Cap Growth Fund or Mid Cap Value Fund to take into account differences in realized and unrealized gains and losses.

    (e) Mid Cap Value Fund shall issue its Shares to Mid Cap Growth Fund on one share deposit receipt registered in the name of Mid Cap Growth Fund. Mid Cap Growth Fund shall distribute in liquidation the Mid Cap Value Fund Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to BB&T Funds' transfer agent which will as soon as practicable set up open accounts for each Mid Cap Growth Fund shareholder, in accordance with written instructions furnished by Mid Cap Growth Fund.

    (f) Mid Cap Value Fund shall assume all liabilities of Mid Cap Growth Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Mid Cap Growth Fund or otherwise, except that recourse for assumed liabilities relating to Mid Cap
Growth Fund will be limited to Mid Cap Value Fund.

5. Expenses, Fees, etc. (a) All fees and expenses incurred by Mid Cap Growth Fund, Mid Cap Value Fund, BB&T
Asset Management, Inc. ("BB&TAM") (the investment adviser of both Mid Cap Growth Fund and Mid Cap Value Fund) and/or
Sterling (the sub-adviser of Mid Cap Value Fund) directly in connection with the consummation of the transaction contemplated by this Plan will be borne by Sterling, including the costs of proxy materials, proxy solicitations and legal expenses. All such fees and expenses incurred and so borne by Sterling will be solely and directly related to the transaction contemplated by this Plan and will be paid directly by Sterling to the relevant providers of services or other payees, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transaction contemplated by this Plan will be paid by the party directly incurring such expenses.
Notwithstanding any of the foregoing, fees and expenses shall in any event be paid by the party directly incurring such fees and expenses if and to the extent that the payment by Sterling of such fees and expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code. Mid Cap Growth Fund shareholders will pay their respective expenses, if any, incurred in connection with the transaction contemplated by this Plan. Neither BB&TAM nor Sterling nor Mid Cap Growth Fund nor Mid Cap Value Fund will pay Mid Cap Growth Fund shareholders' expenses.

    (b) Notwithstanding any other provisions of this Plan, if for any reason the transaction contemplated by this Plan is not consummated, no party shall be liable to another party for any damages resulting therefrom, including without limitation consequential damages.

6. Permitted Assets. BB&T Funds and Mid Cap Growth Fund will agree to review the assets of Mid Cap Growth Fund to ensure that at any time prior to the Exchange Date the assets of Mid Cap Growth Fund do not include any assets that Mid Cap Value Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by Mid Cap Growth Fund, is unsuitable for Mid Cap Value Fund to acquire.

7.     Exchange Date.  Delivery of the assets of Mid Cap
Growth Fund to be transferred, assumption of the liabilities of Mid Cap Growth Fund to be assumed, and the delivery of Mid Cap Value Fund Shares to be issued shall be made at the offices of BB&T Funds, 434 Fayetteville Street
Mall, 5th Floor, Raleigh, North Carolina, 27601, at
9:00 a.m. Eastern standard time on February 1, 2010, or at such other times and dates established by the proper officers of BB&T Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

8. Special Meeting of Shareholders; Dissolution. Mid Cap Growth Fund agrees to call a special meeting of the shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of Mid Cap Growth Fund to and the assumption of all of the liabilities of Mid Cap Growth Fund by Mid Cap Value Fund as herein provided, and approving this Plan, and it shall be a condition to the obligations of each of the parties hereto that the holders of the Shares of Mid Cap Growth Fund shall have approved this Plan and the transaction contemplated herein in the manner required by law and BB&T Funds' Declaration of Trust and Bylaws at such a meeting on or before the Valuation Time.

9. Conditions to Be Met Regarding the Transaction. The consummation by the Mid Cap Growth Fund and Mid Cap Value
Fund of the reorganization of the Mid Cap Growth Fund with and into the Mid Cap Value Fund shall be subject to the following conditions:

    (a) This Plan shall have been adopted and the transaction contemplated hereby shall have been approved by the shareholders of Mid Cap Growth Fund in the manner required by law.

    (b) Mid Cap Growth Fund shall have furnished to Mid Cap Value Fund a statement of each of Mid Cap Growth Fund's assets and liabilities, with values determined as provided in Section 4 of this Plan, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Mid Cap Growth Fund's behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange
Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Mid Cap Growth Fund since September 30, 2009, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of Shares of Mid Cap Growth Fund, dividends paid or losses from operations.

    (c) As of the Valuation Time and as of the Exchange
Date, all representations and warranties of BB&T Funds, Mid
Cap Value Fund and Mid Cap Growth Fund made in Section 2 of this Plan are true and correct in all material respects as if made at and as of such dates, Mid Cap Growth Fund has complied with all requirements of this Plan to be performed or satisfied at or prior to each of such dates, and Mid Cap
Growth Fund shall have furnished to Mid Cap Value Fund a statement, dated the Exchange Date, signed by BB&T Funds'
President (or any Vice President) and Treasurer certifying those facts as of such dates.

    (d) There shall not be any material litigation pending with respect to the matters contemplated by this Plan.

    (e) BB&T Funds shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that:
(i) BB&T Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and neither BB&T Funds, Mid Cap Growth Fund nor Mid Cap Value Fund is, to the knowledge of such counsel, required to qualify to do business as a foreign association in any jurisdiction; (ii) BB&T Funds and Mid
Cap Growth Fund have power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transaction contemplated hereby in accordance with the terms of this Plan, BB&T Funds and Mid Cap Growth Fund will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to Mid Cap
Value Fund; (iii) the adoption of this Plan did not, and the consummation of the transaction contemplated hereby will not, violate BB&T Funds' Declaration of Trust or Bylaws, as amended, or any provision of any agreement known to such counsel to which BB&T Funds is a party or by which it is bound; (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by BB&T Funds of the transaction contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act; (v) this Plan has been duly authorized by BB&T Funds and is a valid and binding obligation of BB&T Funds; and (vi) the Shares of Mid Cap Value Fund to be delivered to Mid Cap Growth
Fund as provided for by this Plan are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by BB&T Funds and no shareholder of BB&T Funds has any preemptive right to subscription or purchase in respect thereof.

     (f) BB&T Funds, on behalf of Mid Cap Growth Fund and
Mid Cap Value Fund shall have received an opinion of Ropes & Gray LLP addressed to Mid Cap Growth Fund and Mid
Cap Value Fund and dated the Exchange Date (which opinion will be based upon certain factual representations and subject to certain qualifications) to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, Treasury Regulations, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below: (i) the transaction contemplated by this Plan will constitute a reorganization within the meaning of Section 368(a) of the Code, and Mid Cap Value Fund and Mid Cap Growth Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) under Section 1032 of the
Code, no gain or loss will be recognized by Mid Cap Value
Fund upon the receipt of the assets of Mid Cap Growth Fund in exchange for Mid Cap Value Fund Shares and the assumption by Mid Cap Value Fund of the liabilities of Mid
Cap Growth Fund; (iii) under Section 362(b) of the Code, the basis in the hands of Mid Cap Value Fund of the assets of Mid Cap Growth Fund transferred to Mid Cap Value Fund in the transaction contemplated by this Plan will be the same as the basis of such assets in the hands of Mid Cap Growth
Fund immediately prior to the transfer; (iv) under
Section 1223(2) of the Code, the holding periods of the assets of Mid Cap Growth Fund in the hands of Mid Cap Value
Fund will include the periods during which such assets were held by Mid Cap Growth Fund; (v) under Section 361 of the
Code, no gain or loss will be recognized by Mid Cap Growth
Fund upon the transfer of Mid Cap Growth Fund's assets to Mid Cap Value Fund in exchange for Mid Cap Value
Fund Shares and the assumption by Mid Cap Value Fund of the liabilities of Mid Cap Growth Fund, or upon the distribution of Mid Cap Value Fund Shares by Mid Cap Growth
Fund to its shareholders in liquidation; (vi) under
Section 354 of the Code, no gain or loss will be recognized by Mid Cap Growth Fund shareholders upon the exchange of their Mid Cap Growth Fund Shares for Mid Cap Value
Fund Shares; (vii) under Section 358 of the Code, the aggregate tax basis of Mid Cap Value Fund Shares a Mid Cap
Growth Fund shareholder receives in connection with the transaction contemplated by this Plan will be the same as the aggregate tax basis of his or her Mid Cap Growth
Fund Shares exchanged therefor; (viii) under
Section 1223(1) of the Code, a Mid Cap Growth Fund shareholder's holding period for his or her Mid Cap Value
Fund Shares will be determined by including the period for which he or she held the Mid Cap Growth Fund Shares exchanged therefor, provided that he or she held such Mid
Cap Growth Fund Shares as capital assets; and (ix) Mid Cap
Value Fund will succeed to and take into account the items of Mid Cap Growth Fund described in Section 381(c) of the
Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or the termination thereof), or (ii) upon the transfer of such asset, without reference to whether such a termination or transfer would otherwise be a taxable transaction.

    (g) The assets of Mid Cap Growth Fund to be acquired by Mid Cap Value Fund will include no assets which Mid Cap
Value Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the Prospectuses or the Statement of Additional Information in effect on the Exchange Date, may not properly acquire. BB&T Funds shall not change BB&T
Funds' Declaration of Trust or Prospectuses so as to restrict permitted investments for Mid Cap Value Fund except as required by the Commission or any state regulatory authority.

    (h) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BB&T
Funds, contemplated by the Commission or any state regulatory authority.

    (i) BB&T Funds shall have received from the Commission such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, or the 1940 Act in connection with the transaction contemplated hereby, and all such orders shall be in full force and effect.

    (j) Prior to the Exchange Date, the Mid Cap Growth Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (a) all of the excess of
(x) its investment income excludable from gross income under Section 103 of the Code over (y) its deductions disallowed under Section 265 and 171 of the Code, (b) all of its investment company taxable income (computed without regard to any deduction for dividends paid), and (c) all of its net capital gain realized (after reduction for any capital loss carryover), in each case for both the current taxable year (which will end on the Exchange Date) and the immediately preceding taxable year.

    (k) Mid Cap Growth Fund shall have furnished to Mid Cap
Value Fund a certificate, signed by the President (or any Vice President) and the Treasurer of BB&T Funds, as to the tax cost to Mid Cap Growth Fund of the securities delivered to Mid Cap Value Fund pursuant to this Plan, together with any such other evidence as to such tax cost as Mid Cap
Value Fund may reasonably request.

    (l) BB&T Funds shall have received from the custodian of BB&T Funds a certificate identifying all of the assets of Mid Cap Growth Fund held by such custodian as of the Valuation Time.

    (m) The transfer agent of BB&T Funds shall have provided to BB&T Funds (i) a record specifying the number of Shares of Mid Cap Growth Fund outstanding as of the Valuation Time and (iii) a record specifying the name and address of each holder of record of any such Shares of Mid Cap Growth Fund and the number of Mid Cap Growth Fund Shares held of record by each such shareholder as of the Valuation Time. Mid Cap Growth Fund's transfer agent shall also have provided BB&T Funds with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

    (n) BB&T Funds, on behalf of Mid Cap Value Fund, shall have executed and delivered an Assumption of Liabilities dated as of the Exchange Date pursuant to which Mid Cap
Value Fund will assume all of the liabilities of Mid Cap
Growth Fund existing at the Valuation Time in connection with the transaction contemplated by this Plan, other than liabilities pursuant to this Plan.

    (o) BB&T Funds, on behalf of Mid Cap Growth Fund, shall have executed and delivered an instrument of transfer
("Transfer Document") and any other certificates or documents BB&T Funds may deem necessary or desirable to transfer Mid Cap Growth Fund's entire right, title and interest in and to the Investments and all other assets of Mid Cap Growth Fund.

10. No Broker, etc. There is no person who has dealt with BB&T Funds, Mid Cap Growth Fund or Mid Cap Value Fund who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transaction contemplated by this Plan.

11. Termination. BB&T Funds may, by consent of its Trustees, terminate this Plan, and BB&T Funds, after consultation with counsel and consent of its Trustees, may modify this Plan in any manner deemed necessary or desirable.

12. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Plan and any certificates delivered pursuant to this Plan shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

13. Sole Plan; Amendments. This Plan supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may be changed only as provided in Section 11 and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

14.     Rule 145.  Pursuant to Rule 145 under the
1933 Act, Mid Cap Value Fund will, in connection with the issuance of any Mid Cap Value Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to Mid Cap Value Fund to be required by law, and, further, Mid Cap Value Fund will issue stop transfer instructions to its transfer agent with respect to such Mid Cap Value Fund Shares. Mid Cap
Growth Fund shall provide Mid Cap Value Fund on the
Exchange Date with the name of any Mid Cap Growth
Fund Shareholder who is to the knowledge of Mid Cap Growth
Fund an affiliate of Mid Cap Growth Fund on such date.

15. BB&T Funds' Declaration of Trust. BB&T Funds is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "BB&T Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of BB&T Funds personally, but bind only the assets of BB&T Funds and all persons dealing with any series or funds of BB&T Funds, including Mid Cap Growth
Fund and Mid Cap Value Fund, must look solely to the assets of BB&T Funds belonging to such series or funds for the enforcement of any claims against BB&T Funds.


                   BB&T FUNDS
                   on behalf of its series BB&T Mid Cap Growth Fund

                   By:   /s/ Todd M. Miller
                   Name:  Todd M. Miller
                   Title:  Vice President


                   BB&T FUNDS
                   on behalf of its series BB&T Mid Cap Value Fund


                   By:   /s/ E.G. Purcell, III
                   Name:  E.G. Purcell, III
                   Title:  President


                   STERLING CAPITAL MANAGEMENT LLC
                   with respect to Section 5 only

                   By:   /s/ Alexander W. McAlister
                   Name:  Alexander W. McAlister
                   Title:  Chief Executive Officer




[PAGE BREAK]




BB&T FUNDS

BB&T Small Cap Fund and
Sterling Capital Small Cap Value Fund

AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization, having been approved by the Board of Trustees of BB&T Funds, is made as of December 16, 2009 between BB&T Funds, on behalf of its series BB&T Small Cap Fund and Sterling Capital Small Cap
Value Fund, and Sterling Capital Management LLC
("Sterling") (the "Plan"). The capitalized terms used herein shall have the meaning ascribed to them in this Plan.

1.   Overview of Plan of Reorganization.

      (a) BB&T Small Cap Fund ("Small Cap Fund") will sell, assign, convey, transfer and deliver to Sterling Capital
Small Cap Value Fund ("Small Cap Value Fund"), and Small
Cap Value Fund will acquire, on the Exchange Date (as defined in Section 7 of this Plan), all of the properties and assets existing at the Valuation Time (as defined in Section 4 of this Plan) in Small Cap Fund, subject to liabilities.

      In consideration therefor, Small Cap Value Fund shall, on the Exchange Date, assume all of the liabilities of Small Cap Fund existing at the Valuation Time and transfer to Small Cap Fund a number of full and fractional units of beneficial interest ("Shares") (such Shares being Institutional, Class A, Class B or Class C Shares) of Small Cap Value Fund having an aggregate net asset value equal to the value of the assets of Small Cap Fund transferred to Small Cap Value Fund on such date less the value of all of the liabilities of Small Cap Fund assumed by Small Cap
Value Fund on that date. In connection with the reorganization described herein, effective on the Exchange Date, (i) Class A, Class B, and Class C Shares of the Small Cap Value Fund will commence operations and be issued to the respective shareholders of Class A, Class B, and Class
C Shares of the Small Cap Fund, and (ii) Sterling Shares of the Small Cap Value Fund will be renamed Institutional Shares and will be issued to the shareholders of Institutional Shares of Small Cap Fund. It is intended that the reorganization described in this Plan shall be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      (b) Upon consummation of the transaction described in paragraph 1(a) of this Plan, Small Cap Fund in complete liquidation shall distribute to its respective shareholders of record as of the Exchange Date the Small Cap Value Fund Shares received by it, each shareholder being entitled to receive that number of such Small Cap Value Fund Shares equal to the total of (i) the proportion which the number of Shares of Small Cap Fund held by such shareholder bears to the number of such Shares of Small Cap Fund outstanding on such date multiplied by (ii) the total number of Small Cap Value Fund Shares received by the Small Cap Fund, as of the Exchange Date. Small Cap Fund shareholders of record holding Institutional, Class A, Class B or Class C Shares will receive Institutional, Class A, Class B or Class C Shares, respectively, of Small Cap Value Fund.

2.   Representations and Warranties of BB&T Funds.  Each of
BB&T Funds, Small Cap Value Fund and Small Cap Fund warrant to and agree that:

      (a) BB&T Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Plan. Each of BB&T Funds, Small Cap Fund and Small Cap Value Fund is not required to qualify as a foreign association in any jurisdiction. Each of BB&T Funds, Small Cap Fund and Small Cap Value Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on business as now being conducted and to fulfill the terms of this Plan, except as set forth in Section 2(k).

      (b)  BB&T Funds is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of investments (indicating their market values) for each of Small Cap Fund and Small Cap
Value Fund for the fiscal year ended September 30, 2009, fairly present the financial position of each of Small Cap
Fund and Small Cap Value Fund as of such date, and said statements of operations and changes in net assets and financial highlights fairly reflect the results of operations, changes in net assets and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles.

      (d) The prospectuses of each of Small Cap Fund and Small Cap Value Fund dated February 1, 2009, as amended, as filed with the Securities and Exchange Commission (the
"Commission") (each, a "Prospectus", and collectively, the "Prospectuses"), the Statements of Additional Information of each of Small Cap Fund and Small Cap Value Fund dated
February 1, 2009, as amended, as filed with the Commission
(each, a "Statement of Additional Information", and collectively, the "Statements of Additional Information") did not as of such date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Exchange Date, the Prospectuses and Statements of Additional Information then in effect will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of BB&T
Funds, Small Cap Fund or Small Cap Value Fund, overtly threatened against BB&T Funds, Small Cap Fund or Small Cap
Value Fund, which assert liability on the part of BB&T
Funds, Small Cap Fund or Small Cap Value Fund.

      (f) There are no material contracts outstanding to which BB&T Funds, Small Cap Fund or Small Cap Value Fund is a party, other than as disclosed in the currently effective
BB&T Funds registration statement on Form N-1A (which includes the Prospectuses, Statements of Additional
Information and Part C of Form N-1A), or in the registration statement on Form N-14 of BB&T Funds on behalf of Small Cap Value Fund (which contains the prospectus of Small Cap Value Fund and the proxy statement of Small Cap
Fund relating to the transactions described herein, the "Registration Statement").

      (g) Small Cap Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of September 30, 2009, referred to above and those incurred in the ordinary course of the business of BB&T Funds as an investment company or Small Cap Fund since such date.
Prior to the Exchange Date, Small Cap Fund will advise
Small Cap Value Fund of all known material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

      (h) BB&T Funds and each of Small Cap Fund and Small
Cap Value Fund have filed all federal and other tax returns which have been required to be filed by Small Cap Fund or Small Cap Value Fund, respectively, and have paid or will pay all federal and other taxes shown to be due on such returns or on any assessments received by Small Cap Fund or Small Cap Value Fund, respectively. Each of Small Cap Fund and Small Cap Value Fund (i) has adequately provided for all tax liabilities on its books, (ii) has not had any tax deficiency or liability asserted against it, or question with respect thereto raised, and (iii) is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

      (i) As used in this Plan, the term "Investments" shall mean the Small Cap Fund's investments shown on the schedule of its portfolio investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes as BB&T Funds or the Small Cap Fund shall make after September 30, 2009, which changes shall be disclosed to BB&T Funds and the Small Cap Value Fund, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions.

      (j) Each of Small Cap Fund and Small Cap Value Fund has elected to qualify and has qualified as, and has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of
Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to so qualify and meet such requirements at all times through the Exchange Date. Neither Small Cap Fund nor Small Cap
Value Fund has at any time since its inception been liable (nor is it now liable) for any material income or excise tax pursuant to Section 852 or 4982 of the Code. Each of Small Cap Fund and Small Cap Value Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

      (k) No consent, approval, authorization or order of any governmental authority is required for the consummation by BB&T Funds, Small Cap Fund or Small Cap Value Fund of the transaction contemplated by this Plan, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of
1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws or the Hart-Scott-Rodino
Antitrust Improvements Act of 1976.

      (l)  As of both the Valuation Time and the Exchange
Date and otherwise as described in Section 2(i), BB&T Funds on behalf of Small Cap Value Fund will have full right, power and authority to purchase the Investments and any other assets and assume the liabilities of Small Cap Fund to be transferred to Small Cap Value Fund pursuant to this Plan.

      (m)  As of the effective date of the Registration
Statement, the Registration Statement: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information furnished by Small Cap Fund or Small Cap Value Fund for use in the Registration Statement.

      (n) Small Cap Value Fund Shares to be issued to shareholders of Small Cap Fund have been duly authorized and, when issued and delivered pursuant to this Plan and the Registration Statement, will be legally and validly issued and will be fully paid and nonassessable by BB&T
Funds and no shareholder of BB&T Funds will have any preemptive right of subscription or purchase in respect thereof.

      (o) The issuance of Small Cap Value Fund Shares pursuant to this Plan will be in compliance with all applicable federal and state securities laws.

      (p) Effective on the Exchange Date, Class A, Class B, and Class C Shares of the Small Cap Value Fund will commence operations and Sterling Shares of the Small Cap
Value Fund will be renamed Institutional Shares.

      3.   Reorganization.   (a)  Subject to the requisite
approval of the shareholders of Small Cap Fund (in respect of the Small Cap Fund Reorganization, as hereafter defined) and to the other terms and conditions contained herein
(including Small Cap Fund's obligation described in Section
9(j) hereof to distribute to its respective shareholders all of its undistributed investment company taxable income
(as defined in Section 852 of the Code), if any, and net capital gain (as defined in Section 1222 of the Code)), Small Cap Fund will agree to sell, assign, convey, transfer and deliver to Small Cap Value Fund, and Small Cap Value
Fund will agree to acquire from Small Cap Fund, on the Exchange Date all of the Investments and all of the cash and other assets of Small Cap Fund, subject to liabilities, in exchange for that number of Shares of Small Cap Value
Fund provided for in Section 4 and the assumption by Small
Cap Value Fund of all of the liabilities of Small Cap Fund.
Pursuant to this Plan, Small Cap Fund will, as soon as practicable after the Exchange Date, distribute in liquidation all of the Small Cap Value Fund Shares received by it to its shareholders in exchange for their respective
Shares of Small Cap Fund.

      (b) BB&T Funds, on behalf of Small Cap Fund, will pay or cause to be paid to Small Cap Value Fund any interest and cash dividends received by it on or after the Exchange Date with respect to the Investments transferred to Small Cap Value Fund hereunder. BB&T Funds, on behalf of Small
Cap Fund, will transfer to Small Cap Value Fund any rights, stock dividends, or other securities received by Small Cap Fund after the Exchange Date as stock dividends or other distributions on or with respect to the Investments transferred, which rights, stock dividends, and other securities shall be deemed included in the assets transferred to Small Cap Value Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of Small Cap Fund acquired by Small Cap Value Fund.

      4.   Exchange Date; Valuation Time.  On the Exchange
Date, Small Cap Value Fund will deliver to Small Cap Fund a number of Small Cap Value Fund Shares having an aggregate net asset value equal to the value of the assets attributable to each corresponding class of Shares of Small
Cap Fund acquired by Small Cap Value Fund, less the value of the liabilities of Small Cap Fund assumed, determined as hereafter provided in this Section 4.

      (a) Subject to Section 4(d) hereof, the value of Small Cap Fund's net assets will be computed as of the Valuation Time using the valuation procedures for Small Cap
Value Fund set forth in the Prospectuses and the Statements of Additional Information. In no event shall the same security held by the Small Cap Fund and another series of BB&T Funds be valued at different prices.

      (b) Subject to Section 4(d) hereof, the net asset value of a Share of Small Cap Value Fund will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Prospectus and the Statement of Additional Information for Small Cap Value Fund.

      (c) Subject to Section 4(d), the Valuation Time shall be 4:00 p.m. Eastern Standard time on January 29, 2010, or such earlier or later days as may be established by the proper officers of BB&T Funds (the "Valuation Time").

      (d) No formula will be used to adjust the net asset value of Small Cap Fund or Small Cap Value Fund to take into account differences in realized and unrealized gains and losses.

      (e)  Small Cap Value Fund shall issue its Shares to
Small Cap Fund on one share deposit receipt registered in the name of Small Cap Fund. Small Cap Fund shall distribute in liquidation the Small Cap Value Fund Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to BB&T Funds' transfer agent which will as soon as practicable set up open accounts for each Small Cap Fund shareholder, in accordance with written instructions furnished by Small Cap Fund.

      (f) Small Cap Value Fund shall assume all liabilities of Small Cap Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Small Cap Fund or otherwise, except that recourse for assumed liabilities relating to Small Cap Fund will be limited to Small Cap Value Fund.

   5.   Expenses, Fees, etc.   (a)  All fees and expenses
incurred by Small Cap Fund, Small Cap Value Fund, BB&T
Asset Management, Inc. ("BB&TAM") (the investment adviser of Small Cap Fund) and/or Sterling (the investment adviser of Small Cap Value Fund) directly in connection with the consummation of the transaction contemplated by this Plan will be borne by Sterling, including the costs of proxy materials, proxy solicitations and legal expenses. All such fees and expenses incurred and so borne by Sterling will be solely and directly related to the transaction contemplated by this Plan and will be paid directly by Sterling to the relevant providers of services or other payees, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transaction contemplated by this Plan will be paid by the party directly incurring such expenses.
Notwithstanding any of the foregoing, fees and expenses shall in any event be paid by the party directly incurring such fees and expenses if and to the extent that the payment by Sterling of such fees and expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code. Small Cap Fund shareholders will pay their respective expenses, if any, incurred in connection with the transaction contemplated by this Plan. Neither BB&TAM nor Sterling nor Small Cap Fund nor Small Cap Value Fund will pay Small Cap Fund shareholders' expenses.

       (b) Notwithstanding any other provisions of this Plan, if for any reason the transaction contemplated by this Plan is not consummated, no party shall be liable to another party for any damages resulting therefrom, including without limitation consequential damages.

      6. Permitted Assets. BB&T Funds and Small Cap Fund will agree to review the assets of Small Cap Fund to ensure that at any time prior to the Exchange Date the assets of Small Cap Fund do not include any assets that Small Cap
Value Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by Small Cap
Fund, is unsuitable for Small Cap Value Fund to acquire.

    7.   Exchange Date.  Delivery of the assets of Small
Cap Fund to be transferred, assumption of the liabilities of Small Cap Fund to be assumed, and the delivery of Small
Cap Value Fund Shares to be issued shall be made at the offices of BB&T Funds, 434 Fayetteville Street Mall, 5th
Floor, Raleigh, North Carolina, 27601, at 9:00 a.m. Eastern standard time on February 1, 2010, or at such other times and dates established by the proper officers of BB&T Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

      8.   Special Meeting of Shareholders; Dissolution.
Small Cap Fund agrees to call a special meeting of the shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of the assets of Small Cap Fund to and the assumption of all of the liabilities of Small
Cap Fund by Small Cap Value Fund as herein provided, and approving this Plan, and it shall be a condition to the obligations of each of the parties hereto that the holders of the Shares of Small Cap Fund shall have approved this Plan and the transaction contemplated herein in the manner required by law and BB&T Funds' Declaration of Trust and Bylaws at such a meeting on or before the Valuation Time.

       9.   Conditions to Be Met Regarding the Transaction.
The consummation by the Small Cap Fund and Small Cap Value
Fund of the reorganization of the Small Cap Fund with and into the Small Cap Value Fund shall be subject to the following conditions:

      (a) This Plan shall have been adopted and the transaction contemplated hereby shall have been approved by the shareholders of Small Cap Fund in the manner required by law.

      (b)  Small Cap Fund shall have furnished to Small Cap
Value Fund a statement of each of Small Cap Fund's assets and liabilities, with values determined as provided in
Section 4 of this Plan, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Small Cap Fund's behalf by its President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Small Cap Fund since September
30, 2009, other than changes in the Investments since that date or changes in the market value of the Investments, or changes due to net redemptions of Shares of Small Cap Fund, dividends paid or losses from operations.

      (c)  As of the Valuation Time and as of the Exchange
Date, all representations and warranties of BB&T Funds, Small Cap Value Fund and Small Cap Fund made in Section 2 of this Plan are true and correct in all material respects as if made at and as of such dates, Small Cap Fund has complied with all requirements of this Plan to be performed or satisfied at or prior to each of such dates, and Small
Cap Fund shall have furnished to Small Cap Value Fund a statement, dated the Exchange Date, signed by BB&T Funds'
President (or any Vice President) and Treasurer certifying those facts as of such dates.

      (d) There shall not be any material litigation pending with respect to the matters contemplated by this Plan.

      (e) BB&T Funds shall have received an opinion of Ropes & Gray LLP dated the Exchange Date to the effect that: (i) BB&T Funds is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and neither BB&T Funds, Small Cap Fund nor
Small Cap Value Fund is, to the knowledge of such counsel, required to qualify to do business as a foreign association in any jurisdiction; (ii) BB&T Funds and Small Cap Fund have power to sell, assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transaction contemplated hereby in accordance with the terms of this Plan, BB&T Funds and Small Cap Fund will have duly sold, assigned, conveyed, transferred and delivered such Investments and other assets to Small Cap Value Fund; (iii) the adoption of this Plan did not, and the consummation of the transaction contemplated hereby will not, violate BB&T Funds'
Declaration of Trust or Bylaws, as amended, or any provision of any agreement known to such counsel to which BB&T Funds is a party or by which it is bound; (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by BB&T Funds of the transaction contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act; (v) this Plan has been duly authorized by BB&T Funds and is a valid and binding obligation of BB&T
Funds; and (vi) the Shares of Small Cap Value Fund to be delivered to Small Cap Fund as provided for by this Plan are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by BB&T
Funds and no shareholder of BB&T Funds has any preemptive right to subscription or purchase in respect thereof.

      (f) BB&T Funds, on behalf of Small Cap Fund and Small Cap Value Fund shall have received an opinion of Ropes & Gray LLP addressed to Small Cap Fund and Small Cap Value Fund and dated the Exchange Date (which opinion will be based upon certain factual representations and subject to certain qualifications) to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, Treasury Regulations, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below: (i) the transaction contemplated by this Plan will constitute a reorganization within the meaning of Section 368(a) of the Code, and Small Cap Value Fund and Small Cap Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by Small Cap Value Fund upon the receipt of the assets of Small Cap Fund in exchange for Small Cap Value Fund Shares and the assumption by Small Cap Value Fund of the liabilities of Small Cap Fund; (iii) under Section 362(b) of the Code, the basis in the hands of Small Cap Value Fund of the assets of Small Cap Fund transferred to Small Cap Value Fund in the transaction contemplated by this Plan will be the same as the basis of such assets in the hands of Small Cap Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the assets of Small Cap Fund in the hands of Small Cap Value Fund will include the periods during which such assets were held by Small Cap Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by Small Cap Fund upon the transfer of Small Cap Fund's assets to Small Cap Value Fund in exchange for Small Cap Value Fund Shares and the assumption by Small Cap Value Fund of the liabilities of Small Cap Fund, or upon the distribution of Small Cap Value Fund Shares by Small Cap Fund to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Small Cap Fund shareholders upon the exchange of their Small Cap Fund Shares for Small Cap Value Fund Shares; (vii) under Section 358 of the Code, the aggregate tax basis of Small Cap Value Fund Shares a Small Cap Fund shareholder receives in connection with the transaction contemplated by this Plan will be the same as the aggregate tax basis of his or her Small Cap Fund Shares exchanged therefor; (viii) under Section 1223(1) of the Code, a Small Cap Fund shareholder's holding period for his or her Small Cap Value Fund Shares will be determined by including the period for which he or she held the Small Cap Fund Shares exchanged therefor, provided that he or she held such Small Cap Fund Shares as capital assets; and (ix) Small Cap Value Fund will succeed to and take into account the items of Small Cap Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or the termination thereof), or (ii) upon the transfer of such asset, without reference to whether such a termination or transfer would otherwise be a taxable transaction.

      (g) The assets of Small Cap Fund to be acquired by Small Cap Value Fund will include no assets which Small Cap
Value Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in the Prospectuses or the Statements of Additional Information in effect on the Exchange Date, may not properly acquire. BB&T Funds shall not change BB&T
Funds' Declaration of Trust or Prospectuses so as to restrict permitted investments for Small Cap Value Fund except as required by the Commission or any state regulatory authority.

      (h) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BB&T
Funds, contemplated by the Commission or any state regulatory authority.

   (i)  BB&T Funds shall have received from the
Commission such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, or the 1940 Act in connection with the transaction contemplated hereby, and all such orders shall be in full force and effect.

   (j) Prior to the Exchange Date, the Small Cap Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (a) all of the excess of
(x) its investment income excludable from gross income under Section 103 of the Code over (y) its deductions disallowed under Section 265 and 171 of the Code, (b) all of its investment company taxable income (computed without regard to any deduction for dividends paid), and (c) all of its net capital gain realized (after reduction for any capital loss carryover), in each case for both the current taxable year (which will end on the Exchange Date) and the immediately preceding taxable year.

      (k)  Small Cap Fund shall have furnished to Small Cap
Value Fund a certificate, signed by the President (or any Vice President) and the Treasurer of BB&T Funds, as to the tax cost to Small Cap Fund of the securities delivered to Small Cap Value Fund pursuant to this Plan, together with any such other evidence as to such tax cost as Small Cap
Value Fund may reasonably request.

      (l)    BB&T Funds shall have received from the
custodian of BB&T Funds a certificate identifying all of the assets of Small Cap Fund held by such custodian as of the Valuation Time.

      (m) The transfer agent of BB&T Funds shall have provided to BB&T Funds (i) a record specifying the number of Shares of Small Cap Fund outstanding as of the Valuation
Time and (iii) a record specifying the name and address of each holder of record of any such Shares of Small Cap Fund and the number of Small Cap Fund Shares held of record by each such shareholder as of the Valuation Time. Small Cap
Fund's transfer agent shall also have provided BB&T Funds with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

   (n) BB&T Funds, on behalf of Small Cap Value Fund, shall have executed and delivered an Assumption of Liabilities dated as of the Exchange Date pursuant to which Small Cap Value Fund will assume all of the liabilities of Small Cap Fund existing at the Valuation Time in connection with the transaction contemplated by this Plan, other than liabilities pursuant to this Plan.

      (o) BB&T Funds, on behalf of Small Cap Fund, shall have executed and delivered an instrument of transfer
("Transfer Document") and any other certificates or documents BB&T Funds may deem necessary or desirable to transfer Small Cap Fund's entire right, title and interest in and to the Investments and all other assets of Small Cap Fund.

      10. No Broker, etc. There is no person who has dealt with BB&T Funds, Small Cap Fund or Small Cap Value Fund who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transaction contemplated by this Plan.

      11. Termination. BB&T Funds may, by consent of its Trustees, terminate this Plan, and BB&T Funds, after consultation with counsel and consent of its Trustees, may modify this Plan in any manner deemed necessary or desirable.

      12. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Plan and any certificates delivered pursuant to this Plan shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      13. Sole Plan; Amendments. This Plan supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may be changed only as provided in Section 11 and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

      14.   Rule 145.  Pursuant to Rule 145 under the 1933
Act, Small Cap Value Fund will, in connection with the issuance of any Small Cap Value Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to Small Cap Value
Fund to be required by law, and, further, Small Cap Value
Fund will issue stop transfer instructions to its transfer agent with respect to such Small Cap Value Fund Shares.
Small Cap Fund shall provide Small Cap Value Fund on the
Exchange Date with the name of any Small Cap Fund
Shareholder who is to the knowledge of Small Cap Fund an affiliate of Small Cap Fund on such date.

      15. BB&T Funds' Declaration of Trust BB&T Funds is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "BB&T Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of BB&T Funds personally, but bind only the assets of BB&T Funds and all persons dealing with any series or funds of BB&T Funds, including Small Cap Fund and Small Cap Value Fund, must look solely to the assets of BB&T Funds belonging to such series or funds for the enforcement of any claims against BB&T Funds.

              BB&T FUNDS
              on behalf of its series BB&T Small Cap Fund

              By:   /s/ Todd M. Miller
              Name:  Todd M. Miller
              Title:  Vice President

              BB&T FUNDS
              on behalf of its series Sterling Capital Small Cap Value Fund

              By:   /s/ E.G. Purcell, III
              Name:  E.G. Purcell, III
              Title:  President

              STERLING CAPITAL MANAGEMENT LLC
              with respect to Section 5 only

              By:   /s/ Alexander W. McAlister
              Name:  Alexander W. McAlister
              Title:  Chief Executive Officer